Credit from Banks and Others (Restrictions on the Group Relating to the Receipt of Credit) (Details) $ in Millions		Dec. 31, 2023 USD ($)		Dec. 31, 2022 USD ($)
Credit From Banks And Others [Abstract]
Financial covenants total shareholder's greater than $2,000 million		$ 5,768	[1]	$ 5,464
Financial Covenant: Ratio of EBITDA to net interest expenses equal to or greater than 3.5	[1]	15.59
Financial Covenant: Ratio of the net financial debt to EBITDA less than 3.5	[1]	1.12
Financial Covenant: Ratio of certain subsidiaries loans to the total assets of the consolidated company less than 10%	[1]	2.69%

[1]	The examination of compliance with the financial covenants is based on the Company's consolidated financial statements. As of December 31, 2023, the Company complies with all of its financial covenants.